LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated March 8, 2016

to the Prospectus Dated July 31, 2015

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Transparent Value Directional Allocation VI Portfolio (the “Portfolio”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Board of Trustees (the “Board”) of Transparent Value Trust approved a Plan of Liquidation pursuant to which the Portfolio will liquidate on or about June 6, 2016 (the “Liquidation Date”), subject to approval by shareholders of the Portfolio. The Board also approved the submission of the Plan of Liquidation to shareholders, including contract owners of variable life insurance and variable annuity contracts (“Contracts”) who have selected the Portfolio for investment through those Contracts and therefore have the right to provide voting instructions with respect to shares of the Portfolio attributable to their respective Contract, at a meeting of shareholders expected to be held on or about April 22, 2016. The liquidation of the Portfolio will occur only if the Plan of Liquidation is approved by shareholders.

In preparation for this liquidation, effective May 2, 2016, Midland National will close the Transparent Value Directional Allocation VI Portfolio to all investors, including: (i) all new allocations of premiums from new contract owners into the Portfolio, and (ii) incoming transfers of account value from current contract owners investing in the Transparent Value Directional Allocation VI Portfolio.

Under Separate Account Investment Options, the following Portfolio will be closed to all investors as of May 2, 2016 and the Portfolio will be liquidated on or about June 6, 2016.

Transparent Value Directional Allocation VI Portfolio

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Portfolio will be closed to all investors as of May 2, 2016 and the Portfolio will be liquidated on or about June 6, 2016.

Transparent Value Directional Allocation VI Portfolio Class II	Seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Transparent Value Directional Allocation IndexSM.	Guggenheim Partners Investment Management, LLC; Transparent Value Advisors, LLC serves as the sub-adviser (an affiliate of the Company)

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.